EXHIBIT A
JOINT FILING STATEMENT
Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G and any amendments thereto to which this exhibit is attached is filed on behalf of each of them.
Date: February 16, 2010

KAR Holdings II, LLC

Signature:

KELSO GP VII, LLC

Signature: *

By:

KELSO GP VII, L.P.

Signature: *

By:

KELSO INVESTMENT ASSOCIATES VII, L.P.

Signature: *

By:

KEP VI, LLC

Signature:	*

By:

PHILIP E. BERNEY

Signature:	*

FRANK K. BYNUM, JR.

Signature:	*

MICHAEL B. GOLDBERG

Signature:	*

FRANK J. LOVERRO

Signature:	*

GEORGE E. MATELICH

Signature:	*

FRANK T. NICKELL

Signature:	*

DAVID I. WAHRHAFTIG

Signature:	*

THOMAS R. WALL, IV

Signature:	*

JAMES J. CONNORS, II

Signature:	*

STANLEY DE J. OSBORNE

Signature:	*

CHURCH M. MOORE

Signature:	*

CHRISTOPHER L. COLLINS

Signature:	/s/ Christopher L. Collins

AXLE HOLDINGS II, LLC

Signature:	*
Name:
Title:

PCAP KAR LLC

Signature:	/s/ David Ament

By:	David Ament, Authorized Signatory

PARTHENON INVESTORS II, L.P.

Signature:	/s/ David Ament

By:	David Ament, Authorized Signatory

PCIP INVESTORS

Signature:	/s/ David Ament

By:	David Ament, Authorized Signatory

J&R FOUNDERS FUND II, L.P.

Signature:	/s/ John C. Rutherford

By:	John C. Rutherford, Authorized Signatory

PARTHENON INVESTORS III, L.P.

Signature:	/s/ David Ament

By:	David Ament, Authorized Signatory

ERNEST K. JACQUET

Signature:	/s/ Ernest K. Jacquet

JOHN C. RUTHERFORD

Signature:	/s/ John C. Rutherford

WILLIAM C. KESSINGER

Signature:	/s/ William C. Kessinger

DAVID AMENT

Signature:	/s/ David Ament

BRIAN GOLSON

Signature:	/s/ Brian Golson

J&R ADVISORS F.F., LLC

Signature:	/s/ John C. RutherFord

By:	John C. RutherFord, Authorized Signatory

VALUEACT CAPITAL MASTER FUND, L.P.

Signature:	/s/ George F. Hamel, Jr.

By:	George F. Hamel, Jr. Chief Operating Officer

VA PARTNERS I, LLC

Signature:	/s/ George F. Hamel, Jr.

By:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, L.P.

Signature:	/s/ George F. Hamel, Jr.

By:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, LLC

Signature:	/s/ George F. Hamel, Jr.

By:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT HOLDINGS, L.P.

Signature:	/s/ George F. Hamel, Jr.

By:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT HOLDINGS GP, LLC

Signature:	/s/ George F. Hamel, Jr.

By:	George F. Hamel, Jr. Chief Operating Officer

*By:	/s/ Rosanna T. Leone
Name: Rosanna T. Leone Attorney-in-fact